                                                                    Exhibit 10.9

                            STOCK EXCHANGE AGREEMENT

THIS AGREEMENT, dated as of the 27th day of February, 1998, by and among:

                     WORLDWIDE DATA INC., a corporation incorporated pursuant to the laws of the State of Delaware,

                     (the "Purchaser")

                                                               OF THE FIRST PART

                      - and -

                      BRIDGEWATER CAPITAL CORP., a corporation incorporated pursuant to the laws of the Bahamas,

                      ("Bridgewater")

                                                              OF THE SECOND PART

                      - and -

                      BRONSON CONRAD, a resident of Mississauga, Ontario,

                      ("Conrad")

                                                               OF THE THIRD PART

      WHEREAS Bridgewater and Conrad (collectively, the "Sellers") are the sole owners and shareholders of record of 1,500,000 out of 1,764,706 shares of capital stock (the "Sellers' Shares") of Worldwide Online Corp. ("Worldwide") a company incorporated pursuant to the laws of the Province of Ontario;

      AND WHEREAS the Sellers hold the Sellers' Shares in the following amounts and proportions:

               Seller                                     No. of Shares
               ------                                     -------------

            Bridgewater                                     1,499,999
            Conrad                                                  1
                                                            ---------

Total Sellers' Shares                                       1,500,000
                                                            ---------

      AND WHEREAS the Purchaser is the sole owner and shareholder of record of 264,706 out of 1,764,706 shares of capital stock of Worldwide (the "Purchaser's Shares");

      AND WHEREAS the Sellers' Shares and the Purchaser's Shares represent all of the issued and outstanding shares of the capital stock of Worldwide;
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                                     - 2 -


      AND WHEREAS the Purchaser will deliver to the Sellers 1,500,000 common shares of the Purchaser (the "Worldwide Data Shares"), in exchange for the Sellers' Shares, all in the proportions and upon the terms and conditions set out herein;

      AND WHEREAS the Sellers and the Purchaser are willing to make representations, warranties and covenants and to provide the consideration described in this Agreement;

      NOW THEREFORE, in consideration of the premises and of the representations, warranties and covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                                 Interpretation

1.01 Definitions

            In this Agreement, including the schedules hereto:

      (a) "Agreement", "herein", "hereto", "hereof" and similar expressions means this agreement and includes any agreement amending this agreement or any agreement or instrument which is supplemental or ancillary hereto;

      (b) "Bridgewater" has the meaning ascribed thereto in the preamble hereto;

      (c) "Business Day" means a day other than a Saturday, Sunday or statutory or civic holiday in the City of Toronto, Ontario, Canada;

      (d) "Closing" means the purchase by the Purchaser and the sale by the Sellers of the Sellers' Shares and the issuance of the Worldwide Data Shares to the Sellers (all as more particularly provided in this Agreement) in exchange therefor,

      (e) "Closing Date" means: (i) the date hereof; or (ii) such other date as Sellers and Purchaser may mutually agree in writing; provided that if the Closing Date has not occurred on or before May 31, 1998, for any reason other than the default or failure to perform hereunder by the Purchaser or by any of the Sellers, this Agreement shall be null and void and at an end and the obligations of the parties hereto shall be at an end, save in respect of any default or failure to perform hereunder by any of such parties;

      (f)   "Conrad" has the meaning ascribed thereto in the preamble hereto;

      (g) "Counsel" means any barrister, solicitor or attorney or firm thereof retained by the Purchaser or any of the Sellers as the case may be;

      (h)   "Purchaser" has the meaning ascribed thereto in the preamble hereto;

      (i) "Purchaser's Shares" has the meaning ascribed thereto in the recitals hereto;

      (j)   "Sellers" means collectively, Bridgewater and Conrad,

      (k) "Sellers' Shares" has the meaning ascribed thereto in the recitals hereto;
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                                     - 3 -


      (l) "Share Exchange" means the exchange of the Sellers' Shares by the Sellers for the Worldwide Data Shares, in accordance with this Agreement;

      (m)   "Time of Closing" means 10:00 a.m. on the Closing Date;

      (n)   "Worldwide" has the meaning ascribed thereto in the recitals hereto;

      (o) "Worldwide Data Shares" has the meaning ascribed thereto in the recitals hereto.

1.02 Time

            Time shall be of the essence hereof.

1.03  Governing Law

            This Agreement shall in all respects be subject to and interpreted and construed in accordance with the laws of the Province of Ontario, Canada and shall be treated in all respects as a contract performed in its entirety in the Province of Ontario.

1.04 Clause References

            The division of this Agreement into Articles, sections, subsections, clauses, subclauses, and paragraphs and the provision of headings for all or any thereof is for convenience of reference only and shall not affect the interpretation of this Agreement.

1.05 Expanded Meanings

            In this Agreement, unless there is something in the subject matter or context inconsistent therewith: (a) words importing the singular shall include the plural and vice versa; (b) words importing gender shall include the masculine, feminine and neuter genders; and (c) references to any statute shall extend to and include any orders-in-council or regulations passed under and pursuant thereto, or any amendment or re-enactment of such state, orders-in-council or regulations, or any statute, orders-in-council or regulations substantially in replacement thereof.

1.06 Currency and Payment

            All references to currency are to lawful money of Canada, unless otherwise expressly indicated herein.

1.07 Amendment

            No amendment or modification of this Agreement shall be binding unless in writing and signed by the parties intended to be bound thereby.

1.08 Entire Agreement

            This Agreement constitutes the entire agreement between the parties relating to the Share Exchange and supersedes and replaces all prior agreements, understandings, negotiations and discussions, whether oral or written.
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                                     - 4 -


1.09 Invalidity of Provisions

            If any of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect, the validity or legality or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

1.10 Schedules

            The Schedules referred to in this Agreement are incorporated herein by reference and form a part hereof.

                                   ARTICLE II

                                 Share Exchange

2.01 Subject to the terms and conditions of this Agreement and in consideration of the agreements herein contained and for other good and valuable consideration, the Sellers individually and collectively agree to transfer and deliver to the Purchaser, at the Closing (to be conducted on the Closing Date at the Time of Closing at the offices of Counsel to the Purchaser in Toronto, Ontario, Canada), and Purchaser agrees to acquire and accept from Sellers at the Closing, the Sellers' Shares, free and clear of any security interests, pledges, mortgages, liens or encumbrances. At the Closing, Sellers shall deliver to Purchaser properly endorsed certificates representing the Sellers' Shares.

2.02 In exchange for the Sellers' Shares, Purchaser shall issue and deliver to Sellers, at the Closing, the Worldwide Data Shares, to be represented by certificates registered in the names of the Sellers as set out in Section 2.03 below.

2.03 The Sellers represent, warrant and acknowledge that they own the Seller's Shares in the proportions and amounts set out in the recitals hereto and agree that the Worldwide Data Shares to be issued and delivered to the Sellers pursuant to this Agreement, shall be issued and delivered as set out below:

               Seller                                     No. of Shares
               ------                                     -------------

            Bridgewater                                     1,499,999
            Conrad                                                  1
                                                            ---------

Total Worldwide Data Shares                                 1,500,000
                                                            ---------

2.04 The Sellers individually and collectively acknowledge and agree that the Purchaser is not a reporting issuer that the Worldwide Data Shares will not be qualified for sale to the public pursuant to the securities laws of the United States or Canada; and that the Worldwide Data Shares will contain a legend substantially in the following form: "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of the Company's counsel that registration is not required under said Act".

                                  ARTICLE III

                          Sellers' Closing Conditions

3.01 The obligations of the Sellers to complete the Share Exchange is subject to the fulfillment and performance on or prior to the Closing of the following conditions precedent, all of which are for the exclusive benefit of Sellers and which may be waived in whole or in part by Sellers:

      (a) at the Time of Closing on the Closing Date, Purchaser shall deliver to Sellers certificates registered in the names of Sellers, in the proportions set out in Section 2.03 hereof, representing the Worldwide Data Shares (being 1,500,000 common shares of the Purchaser);

      (b) any and all regulatory approvals, notifications or consents, compliance with regulatory requirements, and any and all third party consents or waivers required to complete the transactions herein contemplated, shall have been obtained on terms satisfactory to Sellers, acting reasonably, and satisfactory evidence of same shall have been delivered to Sellers for review and approval;

      (c) the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all respects at the Time of Closing, with the same force and effect as if such representations and warranties were made at and as of such time, and the delivery by the Purchaser to the Sellers on Closing of the Worldwide Data Shares, properly engrossed in the names of the Sellers as specified in Section 2.03 above, shall be deemed to constitute a certificate of the Purchaser addressed to each of the Sellers, effective as of the Time of Closing, that the representations and warranties of the Purchaser contained in this Agreement remain true and correct as of the Time of Closing;

      (d) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Purchaser at or before the Time of Closing shall have been complied with or performed in all respects, and the delivery by the Purchaser to the Sellers on Closing of the Worldwide Data Shares, properly engrossed in the names of the Sellers as specified in Section 2.03 above, shall be deemed to constitute a certificate of the Purchaser addressed to each of the Sellers, effective as of the Closing Date, that the terms, covenants and conditions of the Purchaser in this Agreement have been complied with or performed in all respects by the Purchaser at or before the Time of Closing;

      (e) there shall have been no material adverse changes in the condition (financial or otherwise), of the assets, liabilities, operations, earnings, business or prospects of Purchaser since the date hereof; and

      (f) no legal or regulatory action or proceeding shall be pending or threatened by any person to enjoin, restrict or prohibit the transactions contemplated by this agreement.

            If any of the conditions contained in this Article III shall not be performed or fulfilled at or prior to the Time of Closing to the satisfaction of Sellers, acting reasonably, Sellers may, by notice to Purchaser, terminate this Agreement and the obligations of Purchaser and Sellers under this Agreement. Any such condition may be waived in whole or in part by the Sellers without prejudice to any claims they may have for breach of covenant, representation or warranty. For the purposes of this Article III and the balance of this Agreement generally, any certificate or
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                                     - 6 -


document to be approved by the Sellers and any consent to be provided by the Sellers shall be deemed to be approved or provided if approved or provided by those of the Sellers who own the majority of the Shares, and any waiver that may be delivered by the Sellers, shall be deemed to be delivered, binding on all of the Sellers, if delivered by those of the Sellers who own the majority of the Shares.

                                   ARTICLE IV

                         Purchaser's Closing Conditions

4.01 The obligation of Purchaser to complete the Share Exchange is subject to the fulfillment and performance on or prior to the Closing of the following conditions precedent, all of which are for the exclusive benefit of Purchaser and which may be waived in whole or in part by Purchaser:

      (a) Sellers shall have tendered all, but not less than all, of the Sellers' Shares duly endorsed in blank for transfer or accompanied by duly executed transfer powers;

      (b) the board of directors of Worldwide shall have approved the transfer of the Shares to Purchaser;

      (c) any and all regulatory approvals or consents, and any and all third party consents or waivers required to complete the transactions herein contemplated, shall have been obtained on terms satisfactory to Purchaser and satisfactory evidence of same shall have been delivered to Purchaser for its review and approval;

      (d) the representations and warranties of Sellers herein shall be true and accurate in all respects at the Time of Closing, with the same force and effect as if such representations were made at and as of such time, and the delivery by the Sellers to the Purchaser on Closing of the Sellers' Shares, properly endorsed over to the Purchaser, shall be deemed to constitute a certificate of each of the Sellers addressed to the Purchaser, effective as of the Time of Closing, that the representations and warranties of the Sellers contained in this Agreement remain true and correct as of the Time of Closing;

      (e) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Sellers at or before the Time of Closing shall have been complied with or performed in all respects, and the delivery by the Sellers to the Purchaser on Closing of the Sellers' Shares, properly endorsed over to the Purchaser, shall be deemed to constitute a certificate of each of the Sellers addressed to the Purchaser, effective as of the Time of Closing, that the terms, covenants and conditions of the Sellers in this Agreement have been complied with or performed in all respects as of the Time of Closing;

      (f) there shall have been no material adverse changes in the condition (financial or otherwise), of the assets, liabilities, operations, earnings, business or prospects of Worldwide since the date of this Agreement;

      (g) no legal or regulatory action or proceeding shall be pending or threatened by any person to enjoin, restrict or prohibit the transactions contemplated by this Agreement; and

      (h) this Agreement and the transactions contemplated herein shall have been approved by the directors of Purchaser and, if required by the constating documents of the Purchaser or otherwise, by the shareholders of Purchaser.

            If any of the conditions contained in this Article IV shall not be performed or fulfilled at or prior to the Time of Closing to the satisfaction of Purchaser, acting reasonably, the Purchaser may, by notice to Sellers or any of them, terminate this Agreement and the obligations of Purchaser and Sellers under this Agreement. Any such condition may be waived in whole or in part by Purchaser.

4.02 The Purchaser acknowledges that it has conducted a due diligence review of the operations and affairs, revenues, expenses, assets, liabilities, agreements and contracts of Worldwide and, as of the date of this Agreement, is satisfied with the same.

                                   ARTICLE V

            Representations, Warranties and Covenants of Purchaser

5.01 Representations and Warranties of Purchaser

            Purchaser warrants and represents to Sellers as of the date hereof that:

      (a) Purchaser has been duly incorporated and is validly subsisting under the laws of the State of Delaware;

      (b) Purchaser has conducted and is conducting its business in compliance in all material respects with all applicable laws, rules and regulations of each jurisdiction in which it carries on business and holds all required licenses, registrations and qualifications in all jurisdictions in which it carries on business in order to carry on its business as now conducted and all such licenses, registrations or qualifications are valid and existing and in good standing;

      (c) Purchaser is not subject to any judgment, order, writ, injunction or decree of any court or governmental body which would prevent the carrying out of this Agreement or consummation of the transactions herein contemplated;

      (d) neither the execution and delivery of this Agreement by Purchaser, nor the performance of Purchaser's obligations hereunder will be in conflict with, or result in the breach of, or constitute a default by Purchaser under its constating documents or any document of any kind to which Purchaser is a party or by which it is bound, or under any judgment, decree, order, law, statute, rule or regulation applicable to Purchaser;

      (e) Purchaser has the requisite corporate power and capacity to execute this Agreement and to create, allot and issue the Worldwide Data Shares as contemplated herein;

      (f) there is no litigation which is material to the business or financial condition of Purchaser, there is no suit, action, litigation, arbitration proceeding or governmental proceeding, including appeals and applications for review, in progress, pending or threatened in writing, against or relating to Purchaser or its properties or business, which if determined adversely to Purchaser might materially and adversely affect the properties, business, or the financial condition of Purchaser;

      (g) this Agreement has been duly executed and delivered by Purchaser and all documents required hereunder to be executed and delivered by it shall be duly executed and delivered by Purchaser and this Agreement does and such documents and instruments shall, constitute legal, valid and binding obligations of Purchaser at or prior to the Time of Closing, enforceable in accordance with their respective terms;

      (h) all necessary corporate action has been taken or will be taken by Purchaser prior to the Closing to duly authorize the allotment and issue of the Worldwide Data Shares and the same will be validly issued and outstanding as fully paid and non-assessable shares;

      (i) Purchaser has filed all necessary tax returns and notices on a timely basis and has paid all taxes of whatever nature, including all assessments, re-assessments, governmental charges, penalties, interest and fines due and payable by it, to the extent such taxes have become due or have been alleged to be due and Purchaser is not aware of any tax deficiencies or interest or penalties accrued or accruing, or alleged to be accrued or accruing, thereon with respect to itself;

      (j) Purchaser has been and is in compliance with all applicable laws and regulations and orders and decisions rendered by any regulatory agency relating to the protection of the environment or the use, storage, or disposal or transport of toxic or hazardous wastes or substances. Purchaser has obtained all permits, approvals and other authorizations under such environmental laws as may be required to have been obtained by it. There are no orders or directions relating to environmental matters requiring any work or capital expenditures with respect to the business or assets of Purchaser nor has Purchaser received notice of same. Purchaser has not received any notice that it is potentially responsible for a clean-up or corrective action under any environmental laws;

      (k) all books and records of Purchaser, financial, corporate or otherwise, have been kept in accordance with good bookkeeping practices, are true and correct in all respects and are in Purchaser's possession or under its control;

      (l) there are no amounts of any kind whatsoever owing to Purchaser by any person not acting at arm's length with Purchaser as such term is defined in the Income Tax Act (Canada); all non-arm's length transactions involving Purchaser have been disclosed to Seller;

      (m) no national, federal, provincial or state, municipal or other government or governmental department, commission, board, bureau, agency or instrumentality, has given written notice or has threatened in writing to modify or remove any license or operating certificate necessary in order for Purchaser to carry on its business or to expropriate or otherwise acquire, whether with or without compensation, any material property or assets of Purchaser or any interest therein and Purchaser is in compliance with the terms and conditions of its licenses and operating certificates;

      (n) no order ceasing or suspending trading in securities of Purchaser or prohibiting the sale of the securities of Purchaser has been issued and no proceedings for this purpose are instituted, or are pending, contemplated or threatened;

      (o) Purchaser has conducted and is conducting its business in compliance with all applicable laws, rules and regulations of each jurisdiction in which any material portion of its business is carried on and is duly licensed, registered or qualified in all jurisdictions in which the failure to be so licensed, registered or qualified would have a material adverse effect on the business of Purchaser, and all such licenses, registrations or qualifications are valid and existing and in good standing and none contain any term, provision, condition or limitation which has a material adverse effect on the operation of the business of Purchaser, as now carried on or proposed to be carried on;

      (p)   the recitals hereto are true and correct in fact and in substance.

5.02 Covenants of Purchaser

      (a) Purchaser will make all filings as may be required of it in connection with the completion of the transactions herein contemplated;

      (b) Purchaser shall conduct its business, operations and affairs only in the ordinary and normal course of business in all material respects consistent with past practice, and Purchaser shall not, without the prior written consent of Sellers, enter into any transaction or refrain from doing any action that, if effected before the date of this Agreement, would constitute a breach of any representation, warranty, covenant or other obligation of Purchaser contained herein, and provided further that Purchaser shall not make any material decisions or enter into any material contracts without the consent of Sellers, which consent shall not be unreasonably withheld, if the same would constitute a breach of any representation or warranty contained herein;

      (c) Purchaser shall use reasonable commercial efforts to preserve intact its business, property, assets, operations and affairs and to carry on its business and affairs as currently conducted, and to promote and preserve for the Seller the goodwill of third parties having business relations with Purchaser;

      (d) Purchaser shall pay and discharge its liabilities in the ordinary course in accordance and consistent with its practice, except those contested in good faith by Purchaser;

      (e) Purchaser shall use reasonable commercial efforts to take all necessary corporate action, steps and proceedings to approve or authorize, validly and effectively, the execution and delivery of this Agreement and the other agreements and documents contemplated hereby and to cause all necessary meetings of the directors and shareholders of Purchaser to be held for such purpose.

                                   ARTICLE VI

              Representations, Warranties and Covenants of Sellers

6.01 Representations and Warranties of Sellers

            Sellers hereby jointly and severally represent and warrant to Purchaser as of the date hereof that:

      (a) Sellers are the sole beneficial owners of the Sellers' Shares, in the proportionate interests set out in the recitals hereto, free and clear of all liens, charges, mortgages, security interests, adverse claims, pledges, encumbrances, demands or rights of others whatsoever and have full right, power and authority to sell the Seller's Shares in accordance with the provisions hereof;

      (b)   the recitals hereto are true and correct in fact and in substance;

      (c) neither the execution and delivery of this Agreement by Sellers, nor the performance of Sellers' obligations hereunder will be in conflict with, or result in the breach of, or constitute a default by any of the Sellers under any document of any kind to which any of the Sellers is a party, or to the best of the knowledge, information and belief of each of the Sellers, under any judgment, decree, order, law, statute, rule or regulation applicable to Sellers;

      (d) each of the Sellers is in existence and in good standing (if a corporation) and has the capacity to execute and deliver this Agreement;

      (e) this Agreement has been duly executed and delivered by each of the Sellers and all documents required hereunder to be executed and delivered by the Sellers shall have been duly executed and delivered by the Sellers and this Agreement does and such documents and instruments shall, constitute legal, valid and binding obligations of Sellers enforceable in accordance with their respective terms;

      (f) all necessary corporate action has been taken or will be taken prior to Closing by any corporate Seller to duly authorize the execution and delivery of this Agreement and all closing and other documentation and acts contemplated or required herein;

      (g) there is no litigation, proceeding or governmental investigation in progress, pending, threatened or contemplated, relating to the Shares owned by the Sellers and there is no outstanding execution, judgment, decree, injunction, rule or order of any court or governmental body affecting the Shares;

      (h) endorsement and delivery of certificates representing the Shares for exchange pursuant to this Agreement by Sellers shall constitute a representation and warranty to Purchaser that the representations and warranties made by Sellers in this Agreement are true and correct at the Time of Closing as if they had been made at the Time of Closing;

      (i) Worldwide has been duly incorporated and is validly subsisting under the laws of the Province of Ontario;

      (j) Worldwide has conducted and is conducting its business in compliance in all material respects with all applicable laws, rules and regulations of each jurisdiction in which it carries on business and holds all material licenses, registrations and qualifications in all jurisdictions in which it carries on business in order to carry on its business as now conducted and all such licenses, registrations or qualifications are valid and existing and in good standing;

      (k) no person, firm or corporation has any agreement, option, warrant or any right capable of becoming an agreement for the purchase, subscription or issuance of any of the unissued shares in the capital of Worldwide;

      (l) Worldwide is not subject to any judgment, order, writ, injunction or decree of any court or governmental body which would prevent the carrying out of this Agreement or consummation of the transactions herein contemplated;

      (m) neither the execution and delivery of this Agreement by Sellers, nor the performance of Sellers' obligations hereunder, will be in conflict with, or result in the breach of, or constitute a default by Worldwide under its constating documents or any document of any kind to which Worldwide is a party or by which it is bound, or under any judgment, decree, order, law, statute, rule or regulation applicable to Worldwide;

      (n) there is no litigation which is material to the business or financial condition of Worldwide, (for the purposes of this Agreement, "material" means any claim or item amounting to or valued at $5,000 or more), there is no suit, action, litigation, arbitration proceeding or governmental proceeding, including appeals and applications for review, in progress, pending or threatened in writing, against or relating to Worldwide or its properties or business which if determined adversely to Worldwide might materially and adversely affect the properties, business, or the financial condition of Worldwide;

      (o) Worldwide has no direct or indirect subsidiaries and does not own any securities of any other person;

      (p) Worldwide has been and is in compliance with all applicable laws and regulations and orders and decisions rendered by any regulatory agency relating to the protection of the environment or the use, storage, or disposal or transport of toxic or hazardous wastes or substances. There are no orders or directions relating to environmental matters requiring any work or capital expenditures with respect to the business or assets of Worldwide nor has Worldwide received notice of same. Worldwide has not received any notice that it is potentially responsible for a cleanup or corrective action under any environmental laws;

      (q) all books and records of Worldwide, financial, corporate or otherwise, have been kept in accordance with good bookkeeping practices, are true and correct in all respects and are in Worldwide's possession or under its control;

      (r) Worldwide has conducted and is conducting its business in compliance with all applicable laws, rules and regulations of each jurisdiction in which any material portion of its business is carried on and is duly licensed, registered or qualified in all jurisdictions in which the failure to be so licensed, registered or qualified would have a material adverse effect on the business of Worldwide, and all such licenses, registrations or qualifications are valid and existing and in good standing and none contain any term, provision, condition or limitation which has a material adverse effect on the operation of the business of Worldwide, as now carried on or proposed to be carried on;

      (s) Worldwide is not a party to or bound by any collective bargaining agreement with any labour union or association. There are no discussions, negotiations, demands or proposals that are pending or have been conducted or made with or by any labour union or association, Worldwide is not presently the subject of any organization efforts on the part of any labour organization seeking to represent any employees of Worldwide and there are not pending or threatened any labour disputes, strikes or work stoppages that may have a material adverse effect upon the continued business or operation of Worldwide;

      (t) Worldwide has not declared or paid any dividends or made any distribution on its shares to the date hereof;

      (u) all material national, state, provincial, local and other taxes, including without limitation, income taxes, corporate franchise taxes, and sales and ad valorem taxes. due and payable by Worldwide on or before the date of this Agreement have been paid, and Worldwide has filed all tax returns and reports required to be filed by it with all such taxing authorities. No assessments of deficiencies have been made against Worldwide and no extensions of time are in effect for the assessment of deficiencies;

      (v) all licenses, franchises, permits, easements, certificates, consents, rights and privileges material to the conduct of the business of Worldwide or, to the knowledge of any of the Sellers, necessary for the lawful conduct of such business, pursuant to applicable statutes, laws, ordinances, rules and regulations of governmental bodies, agencies and other authorities having jurisdiction over Worldwide, or any part of its operations, are in full force and effect, there are no violations or claimed violations thereof and copies thereof have heretofore been furnished to the Purchaser or will be finished to the Purchaser.

6.02 Covenants of Sellers

            The Sellers jointly and severally covenant and agree with the Purchaser as follows:

      (a) With the full cooperation and assistance of the Purchaser, Sellers will personally, and will cause Worldwide to, make all filings as may be required of it in connection with the completion of the Share Exchange;

      (b) Sellers will cause Worldwide to conduct its business, operations and affairs only in the ordinary and normal course of business and in all material respects consistent with past practice and Sellers shall ensure that Worldwide will not, without the prior written consent of Purchaser, enter into any transaction or refrain from doing any action that, if effective before the date of this Agreement, would constitute a breach of any representation, warranty, covenant or other obligation of Sellers or any of them contained herein, and provided further that Sellers shall ensure that Worldwide shall not make any material decisions or enter into any material contracts without the consent of Purchaser, which consent shall not be unreasonably withheld, if the same would constitute a breach of any representation or warranty contained herein;

      (c) Sellers shall ensure that Worldwide shall use reasonable commercial efforts to preserve intact its business, property, assets, operations and affairs and to carry on its business and affairs as currently conducted, and to promote and preserve for the Purchaser the goodwill of third parties having business relations with Worldwide;

      (d) Sellers shall cause Worldwide to pay and discharge its liabilities in the ordinary course and consistent with its practice, except those contested in good faith by Worldwide;

      (e) Sellers shall cause Worldwide to use reasonable commercial efforts to take all necessary corporate action, steps and proceedings to approve or authorize, validly and effectively, the execution and delivery of this Agreement and the other agreements and documents contemplated hereby and to cause all necessary meetings of the directors and shareholders of Worldwide to be held for such purpose;

      (f) Sellers shall ensure that Worldwide does not issue any further shares of its capital stock (other than the Shares) or incur any liabilities from the date hereof to and including the Closing Date.

                                  ARTICLE VII

                   Survival of Representations and Warranties

            The representations and warranties of the parties hereto and contained in this Agreement or any document or certificate given pursuant hereto shall survive and shall not merge with the Closing.

                                  ARTICLE VIII

                                    General

8.01 Notice

            Any notice required or permitted hereunder to be given shall be given by personal delivery, prepaid registered mail or facsimile communication, to the respective parties at the addresses set forth below or at such other addresses as the parties may designate in writing from time to time:

      Purchaser:  Worldwide Data Inc.
                  c/o 36 Toronto Street
                  Suite 201
                  Toronto, Ontario
                  M5C 2C5
                  Attention: Mr. Bronson Conrad
                  Facsimile: (416) 214-6299

      Sellers:    c/o 36 Toronto Street
                  Suite 201
                  Toronto, Ontario
                  M5C 2CS
                  Facsimile: (416) 214-6299

            Any notice, direction or other instrument aforesaid if delivered shall be deemed to have been given or made on the date on which it was delivered, if mailed, shall be deemed to have been given or made on the tenth Business Day following the date on which it was mailed, and if sent by facsimile, shall be deemed to have been given or made on the next Business Day following the date on which it was sent, Saturdays, Sundays and statutory holidays excepted. Any of the parties hereto may change its address for service from time to time by written notice given in accordance with the foregoing. Notice by mail shall not be effective during any postal strike or slowdown in any area through which the notice must pass.

8.02 Assignment

      (a) This Agreement shall not be assigned by the parties hereto without the prior written consent of all other parties hereto;

      (b) Any assignment of this Agreement or any obligation under this Agreement shall not release a party hereto from its full obligations hereunder, without the prior written consent of the other parties hereto.

8.03 Enurement

            This Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, executors, legal personal representatives, successors and permitted assigns.

8.04 Further Assurances

            The parties agree that they each will execute or cause to be executed and delivered all such further and other documents and assurances, and do and cause to be done all such further acts and things as may be necessary or desirable to carry out this Agreement according to its true intent.

8.05 Counterparts

            This Agreement may be executed by the parties hereto in separate counterparts each of which when so executed and delivered shall be an original but all such counterparts shall together constitute one and the same instrument.

8.06 Facsimile

            This Agreement may be delivered by facsimile transmission and each signed counterpart delivered by such means shall be deemed to be an original.

      IN WITNESS WHEREOF the parties hereto have hereunder executed this Agreement as of the date first above written.

                                        WORLD WIDE DATA INC.

                                        Per: /s/ [ILLEGIBLE]
                                             -----------------------------------


                                        BRIDGEWATER CAPITAL CORP.

                                        Per: /s/ [ILLEGIBLE]
                                             -----------------------------------


[ILLEGIBLE]                             /s/ Bronson Conrad
-----------------------------------     ----------------------------------------
WITNESS                                 BRONSON CONRAD